                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  October 20, 1998


                    Burlington Northern Santa Fe Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       1-11535                                              41-1804964
(Commission File Number)                                 (I.R.S. Employer
                                                        Identification No.)


               2650 Lou Menk Drive, Fort Worth, Texas  76131-2830
              (Address of Principal Executive Offices)  (Zip Code)


                                 (817) 352-6454
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     The Company announced its third quarter 1998 earnings in an October 20, 1998, press release, which press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

     Attached as Exhibit 99.2 is a table with selected financial data for the five years ended December 31, 1997, with earnings per share data restated to reflect the Company's three-for-one common stock split, effected in the form of a stock dividend of two additional shares of common stock payable September 1, 1998, for each share of common stock outstanding or held in the Company's treasury as of the close of business on August 17, 1998.

     Attached as Exhibit 12.1 is a statement regarding computation of ratio of earnings to fixed charges (as of September 30, 1998).

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          See Exhibit Index included herewith.
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number              Description of Exhibit
------              ----------------------

12.1 Computation of ratio of earnings to fixed charges (as of September 30, 1998)

99.1                Burlington Northern Santa Fe Corporation press release dated
                    October 20, 1998

99.2 Burlington Northern Santa Fe Corporation selected financial data restated to reflect stock split effected in the form of a stock dividend payable September 1, 1998
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BURLINGTON NORTHERN SANTA FE CORPORATION
                                          (Registrant)



Date:  November 9, 1998                   By:   /s/ Thomas N. Hund
                                                -----------------------------
                                                (Signature)
                                                Thomas N. Hund
                                                Vice President and Controller